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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                     ----------------------------------


                                  FORM 8-K


                               CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (date of earliest event reported): FEBRUARY 7, 2006


                            ANGELICA CORPORATION
             (Exact name of Company as specified in its charter)


           MISSOURI                        1-5674               43-0905260
 (State or other jurisdiction            (Commission         (I.R.S. Employer
       of incorporation)                File Number)        Identification No.)


      424 SOUTH WOODS MILL ROAD
       CHESTERFIELD, MISSOURI                                    63017-3406
(Address of principal executive offices)                         (Zip Code)


                               (314) 854-3800
              (Company's telephone number, including area code)


                               NOT APPLICABLE
        (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.        OTHER EVENTS.

                  On February 7, 2006, Angelica Corporation (the "Company") issued a press release reiterating its commitment to represent the interests of all of the Company's shareholders in response to recent communications dated February 3, 2006 from Steel Partners II, L.P. ("Steel Partners"), the Company's largest shareholder. Also, on February 7, 2006, Ronald J. Kruszewski, a director of the Company and the Chairman of the independent Special Committee established in December 2005 to address issues raised by the Company's shareholders, sent a letter to Steel Partners setting forth his views on certain of the issues raised by Steel Partners in its most recent communication with the Company.

                  A copy of the Company's press release and a copy of the letter from Mr. Kruszewski to Steel Partners are attached hereto as Exhibits
99.1 and 99.2 and are incorporated herein by reference.


ITEM  9.01        FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) The following exhibit is filed as part of this report:

         Exhibit Number                     Description
         --------------                     -----------

              99.1              Press Release dated February 7, 2006.

              99.2              Letter to Steel Partners dated February 7, 2006.


                                 *    *    *




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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2006

                                       ANGELICA CORPORATION



                                       By:  /s/ Steven L. Frey
                                          --------------------------------------
                                       Name:  Steven L. Frey
                                       Title: Vice President & General Counsel





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                                EXHIBIT INDEX


         Exhibit Number                     Description
         --------------                     -----------

              99.1              Press Release dated February 7, 2006.

              99.2              Letter to Steel Partners dated February 7, 2006.






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